Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT (the “Agreement”), dated as of July 29, 2003, between the stockholders (each a “Stockholder” and, collectively the “Stockholders”) of Full House Resorts, Inc., a Delaware corporation (the “Company”) listed on the signature page hereto, and the Morongo Band of Mission Indians, a federally recognized Indian tribal government (“Morongo”).

WHEREAS, concurrently with the execution of this Agreement, the Company, Morongo and MFH Merger LLC, a Delaware limited liability company and a wholly owned subsidiary of Morongo (“Sub”), have entered into an Agreement and Plan of Merger, attached as Exhibit A hereto (the “Merger Agreement”), providing for the merger (the “Merger”) of the Company with and into Sub pursuant to the terms and conditions of the Merger Agreement; and

WHEREAS, upon consummation of the Merger, the stockholders of the Company will receive cash in exchange for the shares of common stock, par value $.0001 per share (the “Company Common Stock”) of the Company and preferred stock, par value $.0001 per share (the “Company Preferred Stock”), of the Company owned by them;

WHEREAS, each of the Stockholders owns of record and beneficially that number of shares of Company Common Stock and Company Preferred Stock as set forth on Exhibit B and wishes to enter into this Agreement with respect to all such shares (such shares of Company Common Stock and Company Preferred Stock and any other shares of voting stock of the Company into which such shares may be converted or for which such shares may be exchanged prior to the Effective Time (as defined in the Merger Agreement) being referred to as the “Shares”); and

WHEREAS, in order to induce Morongo to enter into the Merger Agreement, the Stockholders have agreed, upon the terms and subject to the conditions set forth herein, to each vote their respective  Shares and to each deliver an irrevocable proxy to Morongo to vote the Shares at a meeting, or pursuant to a written consent, of the Stockholders, in favor of approval and adoption of the Merger Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Agreement to Vote Shares.  Each Stockholder hereby agrees, subject to Section 2, during the term of this Agreement, to vote such Stockholder’s Shares, in person or by proxy or pursuant to a written consent of the Company’s stockholders, (a) in favor of approval and adoption of the Merger Agreement and the Merger at each meeting of the stockholders of the Company at which the Merger Agreement and Merger are to be considered and at every adjournment thereof and (b) against any Alternative Proposals (as defined in the Merger Agreement) considered at such meetings.  Each Stockholder agrees to deliver to Morongo upon request immediately prior to any vote contemplated by clause (a) or (b) above a proxy substantially in the form attached hereto as Annex A (a “Proxy”), which Proxy shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law, and Morongo agrees to vote the Shares subject to each such Proxy in favor of approval and adoption of the Merger Agreement and the Merger.

2.                                       Superior Proposals.  Notwithstanding anything contained herein to the contrary, during the period from the date of this Agreement until the Effective Time (as defined in the Merger Agreement) only and not thereafter, each Stockholder shall have the right to vote in favor of the approval of a Superior Proposal (as defined in the Merger Agreement) and shall be relieved from such Stockholder’s obligations under Section 1.

3.                                       No Voting Trusts.  Each Stockholder agrees that each Stockholder will not, nor will the Stockholder permit any entity under such Stockholder’s control to, deposit any of such Stockholder’s Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of the Shares inconsistent with this Agreement.

4.                                       Limitation on Other Proxies.  During the term of this Agreement, each Stockholder agrees not to sell, assign, pledge, transfer or otherwise dispose of, or grant any proxies with respect to (except for a Proxy or a proxy which is not inconsistent with the terms of this Agreement) any of such Stockholder’s Shares.

5.                                       Specific Performance.  Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages.  Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law.  Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

6.                                       Term of Agreement; Termination.  Subject to Section 11(e), the term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time, and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.  Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

7.                                       Representations and Warranties of Each Stockholder.  Each Stockholder represents and warrants to Morongo that, as of the date hereof, (a) such Stockholder has full legal power and authority to execute and deliver this Agreement and the Proxy, (b) such Stockholder’s Shares are free and clear of all proxies (except for a proxy which is not inconsistent with the terms of this Agreement).

8.                                       Entire Agreement.  This Agreement (together with the Merger Agreement) supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof.  This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto.  No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

9.                                       Waivers.  Each Stockholder hereby waives solely for the benefit of Morongo (i) any rights it may have to any dividends in respect of such Stockholder’s Shares accruing after the date hereof, provided that such right shall automatically be reinstated retroactive to the date hereof if the Merger Agreement is terminated for any reason, and (ii) effective as of the Effective Time, all statutory, contractual and other rights that such Stockholder may have in its capacity as a stockholder of the Company.

10.                                 Notices.  All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission (with confirmation) and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Morongo:

Morongo Band of Mission Indians

245 North Murray

Suite C

Banning, California 92220

Attention:  Allen Parker

Telephone:  (909) 849-8807

Telecopy:  (909) 849-5108

with a copy to:

Gardner, Carton & Douglas LLC

191 N. Wacker Drive

Suite 3700

Chicago, Illinois 60606

Attention:  James D. McDonough

Telephone:  (312) 569-1126

Telecopy:  (312) 569-3126

If to the Stockholders:

To the address set forth below such Stockholder’s signature on the signature page hereto.

11.                                 Miscellaneous.

(a)                                  This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware, without reference to its conflicts of law principles. Neither this Agreement nor any related proxy (or any rights hereunder) may be assigned by Morongo to any person or entity, it being agreed that any such assignment shall be of no force and effect.

(b)                                 If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

(c)                                  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(d)                                 All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(e)                                  The obligations of each Stockholder set forth in this Agreement shall not be effective or binding upon such Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Morongo, and Sub and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

MORONGO BAND OF MISSION INDIANS

By:	/s/ Allen Parker
Name:	ALLEN PARKER
Title:	CHIEF ADMINISTRATIVE OFFICER

STOCKHOLDERS:

/s/ Lee A. Iacocca	/s/ William P. McComas
LKL FAMILY LIMITED PARTNERSHIP	WILLIAM P. MCCOMAS
Its: General Partner
Address:	Address:

ALLEN E. PAULSON LIVING TRUST		/s/ H. Joe Frazier
H. JOE FRAZIER
By:	/s/ Michael Paulson
Its: Trustee		Address:

Address:

EXHIBIT A

MERGER AGREEMENT

Attached

EXHIBIT B

STOCKHOLDERS	NUMBER AND TYPE OF SHARES
LKL Family Limited Partnership	1,056,471 – Common Stock
William P. McComas	1,808,500 – Common Stock 350,000 – Preferred Stock
Allen E. Paulson Living Trust	3,181,500 – Common Stock
H. Joe Frazier	350,000 – Preferred Stock

(ANNEX A)

FORM OF PROXY

The undersigned, for consideration received, hereby appoints the Morongo Band of Mission Indians, a federally recognized Indian tribal government (“Morongo”), its proxy to vote all shares of voting stock of Full House Resorts, Inc., a Delaware corporation (the “Company”), owned by the undersigned and described in the Voting Agreement referred to below and which the undersigned is entitled to vote pursuant to any written consent of stockholders of the Company and at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 29, 2003 (the “Merger Agreement”), by and among the Company, Morongo and MFH MERGER LLC (“Sub”), providing for the merger (the “Merger”) of the Company with and into Sub, FOR such proposal and AGAINST any Alternative Proposal (as such term is defined in the Merger Agreement).  This proxy is subject to the terms of the Voting Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to such shares, is irrevocable and shall terminate and be of no further force or effect automatically at such time as the Voting Agreement, dated as of July 29, 2003 between the undersigned and Morongo, a copy of such Agreement being attached hereto, terminates in accordance with its terms.

Dated	, 2003

[NAME OF STOCKHOLDER]

By:
Name:
Title: